Annual Fund Operating Expenses - Thrivent Moderately Aggressive Allocation Portfolio - Class A	Apr. 30, 2021
Operating Expenses:
Management Fees	0.65%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.22%
Total Annual Portfolio Operating Expenses	0.90%
Less Fee Waivers and/or Expense Reimbursements	0.20%	[1]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.70%

[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least April 30, 2022, to waive an amount equal to any management fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.